Exhibit 99.2

Contacts:	For Media:	Christopher Breslin
(212) 578-8824

	For Investors:	John McCallion
(212) 578-7888

METLIFE TO OUTLINE STRATEGIC PLAN TO DRIVE SHAREHOLDER VALUE

NEW YORK, May 23, 2012 – Chairman, President & Chief Executive Officer Steven A. Kandarian and members of senior management of MetLife, Inc. (NYSE: MET) will outline the company’s plans to increase shareholder value at an investor conference today. At the meeting, which follows MetLife’s recent assessment of its strategy, senior management will address the company’s plans to refocus its business in the U.S., grow in emerging markets, build its global employee benefits business, drive toward customer centricity and leverage MetLife’s global brand.

“Our strategic focus builds on our strengths, leverages our global footprint and capitalizes on trends and opportunities in key markets to drive shareholder value,” said Kandarian. “We have identified significant opportunities for us to continue our growth in a way that is disciplined, meets consumer needs and will position us to achieve return on equity expansion.”

By 2016, MetLife expects to:

•	increase its return on equity to between 12% and 14%, up from 10.3%[1] for 2011, with the increase driven by higher operating earnings;

•	leverage its scale to improve the value it provides to customers and shareholders, thereby achieving $600 million in net pre-tax expense savings;

•	increase business in emerging markets to become 20% or more of operating earnings;

•	shift its product mix toward protection products and away from more capital-intensive products, in order to generate more predictable operating earnings and cash flows; and

•	improve its risk profile and free cash flow.

[1]

Information regarding the non-GAAP financial measures included in this press release and the reconciliation of the historical non-GAAP financial measures to GAAP measures is provided in the Non-GAAP and Other Financial Disclosures discussion below and/or the Appendix section of today’s presentation deck for MetLife, Inc.’s Investor Day Conference.

“By operating as a global company and leveraging our scale to create efficiencies, we are building a strong foundation for creating long-term, sustained value for both customers and shareholders. We are positioning MetLife for continued growth and putting the company on a strong path for achieving our vision of being recognized as the leading global life insurance and employee benefits provider and a world-class company by any measure,” added Kandarian.

To achieve its vision, MetLife has identified four cornerstone initiatives that form the core of its strategic agenda:

•

Refocus the U.S. business. In the U.S., MetLife will take advantage of changing consumer preferences, enhancing the way it distributes products by growing its voluntary benefits/worksite and direct businesses. To better balance growth, profitability and risk, MetLife will shift its business mix toward protection products by introducing accident & health products in the U.S. and reducing sales of capital-intensive products such as variable annuities.

•

Build the Global Employee Benefits business. MetLife will build on its strong U.S. employee benefits business to help corporations around the world offer benefits, which are an important part of a financial safety net, to employees. The company will accelerate the growth of local benefits businesses outside the U.S. and grow its global benefits business through multinational and expatriate solutions.

•

Grow emerging markets presence. In emerging markets around the world, more and more people are entering the middle class due to improved standards of living, which can drive demand for the products MetLife provides. As such, the company will leverage its global footprint and drive profitable growth in emerging markets to meet this increasing consumer need.

•

Drive toward customer centricity and a global brand. MetLife will differentiate itself in the marketplace by delivering on a global brand promise and becoming a more customer-centric organization. By developing a deep understanding of customers’ needs and expectations, the company expects to achieve higher organic growth rates, improve retention and lower costs.

Audio & Video Webcast

MetLife will hold an investor conference today from 8:00 a.m. to approximately 11:30 a.m. (ET). A live audio and video Webcast of the conference, along with the presentation materials, will be available at www.metlife.com (through a link on the Investor Relations page). A replay of the conference will be available at MetLife’s Web site beginning shortly after the conference ends on Wednesday, May 23, 2012, until 11:59 p.m. (ET) on Wednesday, May 30, 2012. The conference and the accompanying presentation materials will include statements relating to the business, operations and financial results of MetLife as well as certain projections regarding the company’s future performance.

Presentations

Presentations to be made at MetLife’s annual investor conference are included in a Current Report on Form 8-K that is being furnished today to the U.S. Securities and Exchange Commission.

About MetLife

MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers. Through its subsidiaries and affiliates, MetLife holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East. For more information, visit www.metlife.com.

Non-GAAP and Other Financial Disclosures

All references in this press release (except in this section) to operating earnings and return on equity should be read as operating earnings available to common shareholders and operating return on MetLife, Inc.’s common equity, excluding AOCI, respectively.

Operating earnings is the measure of segment profit or loss that MetLife uses to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is MetLife’s measure of segment performance. Operating earnings is also a measure by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”).

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iv) excludes certain amounts related to contractholder-directed unit-linked investments, and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP; and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.

The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments;

•	Amortization of DAC and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;

•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

•	Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) acquisition and integration costs.

Operating return on MetLife, Inc. common equity is defined as operating earnings available to common shareholders divided by average GAAP common equity.

MetLife believes the presentation of operating earnings and operating earnings available to common shareholders as MetLife measures it for management purposes enhances the understanding of the company’s performance by highlighting the results of operations and the underlying profitability drivers of the business. Operating revenues, operating expenses, operating earnings and operating earnings available to common shareholders should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, GAAP income (loss) from continuing operations, net of income tax, and GAAP net income (loss) available to MetLife, Inc.’s common shareholders, respectively. Reconciliations of these measures to the most directly comparable GAAP measures are included below and/or in the Appendix section of today’s presentations for MetLife, Inc.’s Investor Day Conference.

Total Company	2011
Return on MetLife, Inc.’s Common Equity	12.2%
Return on MetLife, Inc.’s Common Equity, excluding accumulated other comprehensive income (“AOCI”)	13.2%
Operating Return on MetLife, Inc.’s Common Equity	9.5%
Operating Return on MetLife, Inc.’s Common Equity, excluding AOCI	10.3%

In this press release, MetLife has included projections of its future earnings on an operating and non-GAAP basis. A reconciliation of the non-GAAP measure is not accessible on a forward-looking basis because MetLife believes it is not possible to provide other than a range of net investment gains and losses, which can fluctuate significantly within or without the range and from period to period and may have a significant impact on GAAP net income.

Forward-Looking Statements

This press release may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of MetLife, Inc., its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission (the “SEC”). These factors include: (1) difficult conditions in the global capital markets; (2) concerns over U.S. fiscal policy and the trajectory of the national debt of the U.S., as well as rating agency downgrades of U.S. Treasury securities; (3) uncertainty about the effectiveness of governmental and regulatory actions to stabilize the financial system, the imposition of fees relating thereto, or the promulgation of additional regulations; (4) increased volatility and disruption of the capital and credit markets, which may affect our ability to seek financing or access our credit facilities; (5) impact of comprehensive financial services regulation reform on us; (6) economic, political, legal, currency and other risks relating to our international operations, including with respect to fluctuations of exchange rates; (7) exposure to financial and capital market risk, including as a result of the disruption in Europe and possible withdrawal of one or more countries from the Euro zone; (8) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect our ability to raise capital, generate fee income and market-related revenue and finance statutory reserve requirements and may require us to pledge collateral or make payments related to declines in value of specified assets; (9) potential liquidity and other risks resulting from our participation in a securities lending program and other transactions; (10) investment losses and defaults, and changes to investment valuations; (11) impairments of goodwill and realized losses or market value impairments to illiquid assets; (12) defaults on our mortgage loans; (13) the defaults or deteriorating credit of other financial institutions that could adversely affect us; (14) our ability to address unforeseen liabilities, asset impairments, or rating actions arising from acquisitions or dispositions, including our acquisition of American Life Insurance Company and Delaware American Life Insurance Company (collectively, “ALICO”) and to successfully integrate and manage the growth of acquired businesses with minimal disruption; (15) uncertainty with respect to the outcome of the closing agreement entered into with the United States Internal Revenue Service in connection with the acquisition of ALICO; (16) the dilutive impact on our stockholders resulting from the settlement of common equity units issued in connection with the acquisition of ALICO or otherwise; (17) MetLife, Inc.’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (18) downgrades in our claims paying ability, financial strength or credit ratings; (19) ineffectiveness of risk management policies and procedures; (20) availability and effectiveness of reinsurance or indemnification arrangements, as well as default or failure of counterparties to perform; (21) discrepancies between actual claims experience and assumptions used in setting prices for our products and establishing the liabilities for our obligations for future policy benefits and claims; (22) catastrophe losses; (23) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, distribution of amounts available under U.S. government programs, and for personnel; (24) unanticipated changes in industry trends; (25) changes in assumptions related to investment valuations, deferred policy acquisition costs, deferred sales inducements, value of business acquired or goodwill; (26) changes in accounting standards, practices and/or policies; (27) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (28) exposure to losses related to variable annuity guarantee benefits, including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and the adjustment for nonperformance risk; (29) deterioration in the experience of the “closed block” established in connection with the reorganization of Metropolitan Life Insurance Company; (30) adverse results or other consequences from litigation, arbitration or regulatory investigations; (31) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (32) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (33) regulatory, legislative or tax changes relating to our insurance, banking, international, or other operations that may affect the cost of, or demand for, our products or services, or increase the cost or administrative burdens of providing benefits to employees; (34) the effects of business disruption or economic contraction due to disasters such as terrorist attacks, cyberattacks, other hostilities, or natural catastrophes, including any related impact on our disaster recovery systems, cyber- or other information security systems and management continuity planning; (35) the effectiveness of our programs and practices in avoiding giving our associates incentives to take excessive risks; and (36) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the SEC.

MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.

# # #